                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 12, 1999



 AMERICAN EXPRESS                                AMERICAN EXPRESS RECEIVABLES
  CENTURION BANK                                   FINANCING CORPORATION II



     (as Originators of the American Express Credit Account Master Trust)
            (Exact name of registrant as specified in its charter)
                                 on behalf of
                 American Express Credit Account Master Trust


       Utah                11-2869526           333-67567                     Delaware              13-3854638          333-67567
  (State or Other       (I.R.S. Employer       (Commission                (State or Other        (I.R.S. Employer      (Commission
  Jurisdiction of        Identification        File Number)               Jurisdiction of         Identification       File Number
 Incorporation or            Number)                                      Incorporation or            Number
   Organization                                                            Organization)
                6985 UnionPark Center                                                World Financial Center
                 Midvale, Utah 84047                                                    200 Vesey Street
                    (801) 565-5000                                                  New York, New York 10285
                                                                                         (212) 640-2000

             (Address, Including Zip Code, and Telephone Number,
    Including Area Code, of each Registrant's Principal Executive Offices)
                         N/A                                N/A
          (Former Name or Former Address,      (Former Name or Former Address,
           if Changed Since Last Report)        if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 12, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $865,000,000 aggregate principal amount of Class A __% Asset Backed Certificates, Series 1999-1 and $60,000,000 aggregate principal amount of Class B __% Asset Backed Certificates, Series 1999-1, each of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

           Exhibit 99.01 Series Term Sheet, dated April 12, 1999, with respect to the proposed issuance of the Class A __% Asset Backed Certificates and the Class B __% Asset Backed Certificates of the American Express
                           Credit Account Master Trust, Series 1999-1.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust


                                       By:  /s/ Maureen Ryan
                                            ----------------------------
                                            Name:  Maureen Ryan
                                            Title: Assistant Treasurer



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Receivables Financing
                                       Corporation II
                                       on behalf of the American Express Credit
                                       Account Master Trust


                                       By:  /s/ Leslie R. Scharfstein
                                            -----------------------------
                                            Name:  Leslie R. Scharfstein
                                            Title: President


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                                 EXHIBIT INDEX


Exhibit          Description

Exhibit 99.01 Series Term Sheet, dated April 12, 1999 with respect to the proposed issuance of the Class A __% Asset Backed Certificates and the Class B __% Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-1.




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